                                                                Exhibit 1.1

                           10,000,000 SHARES

                                 of
                         CLASS A COMMON STOCK

                  CLARION COMMERCIAL HOLDINGS, INC.

                         UNDERWRITING AGREEMENT

                                                               May __, 1998

BEAR, STEARNS & CO. INC.
LEHMAN BROTHERS INC.
CIBC OPPENHEIMER CORP.
EVEREN SECURITIES, INC.
as Representatives of the
several Underwriters named in
Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

          Clarion Commercial Holdings, Inc., a corporation organized and existing under the laws of Maryland (the "Company"), whose assets are managed by Clarion Capital, LLC, a limited liability corporation organized and existing under the laws of New York (the "Manager"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I attached hereto (the "Underwriters") an aggregate of 10,000,000 shares (the "Firm Shares") of its Class A common stock, par value $.001 per share (the "Class A Common Stock"), and for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 1,500,000 shares (the "Additional Shares") of Class A Common Stock on the terms set forth in Section 2(c). The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." Bear, Stearns & Co. Inc. ("Bear Stearns"), Lehman Brothers Inc., CIBC Oppenheimer Corp. and EVEREN Securities, Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the purchase of the Shares. The Shares are more fully described in the Registration Statement referred to below.

     1.   Representations and Warranties.

          1.1 Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

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          (a)  The Company has filed with the Securities and Exchange
Commission (the "Commission") a registration statement, and may have filed an amendment or amendments thereto, on Form S-11 (No. 333-47887), for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the Rules and Regulations of the Commission under the Securities Act (the "Securities Act Regulations") and including any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations (a "Rule 462(b) Registration Statement") increasing the size of the offering, is herein called the "Registration Statement" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "Prospectus." The term "Preliminary Prospectus" as used herein means any preliminary prospectus relating to the Registration Statement as described in Rule 430 of the Securities Act Regulations. In addition, all references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval System.

          (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Securities Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act and the Securities Act Regulations and do not or will not contain an untrue statement of a material fact and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Securities Act Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Securities Act Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection
(b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you as herein stated

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expressly for use in connection with the preparation thereof.  If Rule 434 is used, the Company will comply with the requirements of Rule 434.

          (c) Deloitte & Touche LLP, whose reports are contained in the Registration Statement, are independent public accountants with respect to the Company as required by the Securities Act and the Securities Act Regulations.

          (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change in the business, business prospects, properties, operations, financial condition or results of operations of the Company and its Subsidiaries (as defined herein), taken as a whole (any such change being referred to herein as a "Material Adverse Change"), whether or not arising from transactions in the ordinary course of business, and since the date of the latest statement of financial condition included in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its Subsidiaries, taken as a whole , except for liabilities or obligations which are set forth in or contemplated by the Registration Statement and the Prospectus.

          (e) This Agreement and the Management Agreement (the "Management Agreement") to be entered into on or prior to the Closing Date between the Company and the Manager and the transactions contemplated herein and therein have been duly and validly authorized by the Company, and this Agreement has been and the Management Agreement has been or will be duly and validly executed and delivered by the Company. [Representation and warranty may be expanded to cover additional agreements between the Company and Clarion Partners or the Affiliated Funds].

          (f) The execution, delivery, and performance of this Agreement and the Management Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to any agreement, instrument, franchise, license or permit to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets may be bound or (ii) violate or conflict with any provision of the articles of incorporation or bylaws of the Company or any of its Subsidiaries or (iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body

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having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets, except, with respect to clauses (i) and (iii) above, for those violations or conflicts that would not have a material adverse effect on the business, business prospects, properties, operations, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (any such effect being referred to herein as a "Material Adverse Effect"), or a material adverse effect on the transactions contemplated by this Agreement. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company, any of its Subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters. [Representation and warranty may be expanded to cover additional agreements between the Company and Clarion Partners or the Affiliated Funds.]

          (g) Except as otherwise disclosed in the Prospectus, all of the outstanding shares of Class A Common Stock and the Company's Class B common stock, par value $.001 per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock") are duly and validly authorized and issued, fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive rights. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization." The Common Stock, including the Shares, conforms to the description thereof contained in the Registration Statement and the Prospectus.

          (h) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland. Each of the Company and its Subsidiaries has been duly qualified and is in good standing as a foreign corporation or limited partnership in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect on the Company or a material adverse effect on the transactions contemplated by this Agreement. The Company and each of its Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for the absence of which in the aggregate would not have a Material Adverse Effect on the Company or a material adverse effect on the transactions contemplated by this Agreement, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

          (i) Each of CCHI General, Inc. and CCHI Limited, Inc. (together, the "Corporate Subsidiaries") has been duly organized and is validly existing under the laws of the State of Delaware with full power and authority to conduct its business as described in the Registration Statement and the Prospectus; CCHI Limited Partnership (the "Operating Partnership," and together with the Corporate Subsidiaries, the "Subsidiaries") has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware under the Delaware Revised Uniform Limited Partnership Act with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus. Other than the Subsidiaries, the Company

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has no other subsidiaries nor does it control any other corporation, partnership, limited liability company, joint venture, association or other business organization.

          (j) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its Subsidiaries is a party or to which any property of the Company or its Subsidiaries is subject or which is pending or, to the knowledge of the Company or any of its Subsidiaries, contemplated against the Company which might result in any Material Adverse Change of the Company, which might materially and adversely affect the transactions contemplated by this Agreement or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed. The description of litigation matters in the Prospectus under the caption "The Company--Legal Proceedings" is complete and accurate in all material respects.

          (k) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

          (l) The statement of financial condition, including the notes thereto, included in the Registration Statement and the Prospectus presents fairly the financial position of the Company on the dates indicated and the results of operations for the periods specified; said statement of financial condition has been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and no other statement of financial condition, financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the caption "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements continued in the Registration Statement.

          (m) Except as otherwise disclosed in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company or securities of any other person that are convertible, exchangeable or exercisable for securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby other than the right of a lender pursuant to a registration rights agreement with the Company to demand registration of Shares that have been pledged by a holder of such Shares as security for a loan that is in default.

          (n) Each of the Company and its Subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in subsection (l) above or elsewhere in the Prospectus, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as are described in the Prospectus and such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or its Subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company or its Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or its Subsidiaries, as the case may be.

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

          (o) Each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it, except insofar as the failure to file such returns would not have a Material Adverse Effect on the Company or a material adverse effect on the transactions contemplated by this Agreement. Each of the Company and its Subsidiaries has made adequate charges, accruals and reserves in their respective financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or its Subsidiaries, as the case may be, has not been finally determined, except to the extent of any inadequacy that would not have a Material Adverse Effect on the Company or a material adverse effect on the transactions contemplated by this Agreement.

          (p) Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q) Except as otherwise disclosed in the Prospectus, there are no business relationships or related-party transactions of the type described in
Item 404 of Regulation S-K of the Commission involving the Company or its Subsidiaries, except for such transactions that would be considered immaterial under such Item 404. The descriptions in the Prospectus under the caption "Certain Transactions with Related Parties" are complete and accurate in all material respects.

          (r) The Company will elect to be taxed as a "real estate investment trust" (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), effective beginning in its taxable year 1998. The Company has not taken any action that would prevent it from qualifying as a REIT under the Code, and from and after the Closing Date, the Company shall conduct its operations in a manner so as to enable it to elect to be qualified, and thereafter maintain its qualification, as a REIT under the Code.

          (s) Prior to the date of the Preliminary Prospectus, the Shares were duly approved (subject to issuance thereof) for listing on the New York Stock Exchange (the "NYSE").

          (t) The Company is not, and after giving effect to the issue and sale of the Shares by the Company and the application of the net proceeds of the offering contemplated hereby as described under "Use of Proceeds" in the Prospectus will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (u) Neither the Company nor its officers, directors, employees and agents have distributed or will distribute prior to the Closing Date any offering material in connection with the

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offering and sale of the Shares other than the Preliminary Prospectus, the
Prospectus, the Registration Statement or other materials permitted by the Securities Act.

          (v) The Company is not and will not be a "broker" within the meaning of Section 3(a)(4) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section l5(a) of the Exchange Act.

          (w) Neither the Company nor any affiliate has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement, other than as disclosed in the Prospectus.

          (x) Prior to the filing of the Registration Statement, the Company entered into purchase agreements (the "Purchase Agreements") in connection with the issuance and sale by the Company of 1,000,000 shares of Class A Common Stock (the "Private Shares") to certain purchasers as described in the Prospectus under the caption "Private Placement." Each Purchase Agreement upon its execution constituted a legal and binding obligation of the Company, enforceable in accordance with its terms.

          (y) Neither the Company nor any person authorized to act on the Company's behalf has, directly or indirectly, taken any action which would prevent the offering and sale of the Private Shares from complying with the requirements of all applicable securities laws or render unavailable the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof relied upon in making any offer or sale of the Private Shares, or the state securities or Blue Sky laws of jurisdictions in which the Private Shares will be offered. The offer and sale of the Private Shares, in the manner and under the circumstances described in the Prospectus under the caption "Private Placement," do not require registration of the Private Shares under the Securities Act.

          (z) The offer and sale of the Private Shares should not be integrated with the offering of the Shares pursuant to the Registration Statement.

          Any certificate signed by an officer of the Company and delivered to the Representatives or their counsel shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

          1.2 Representations and Warranties of the Manager. The Manager represents and warrants to, and agrees with, the Underwriters that:

          (a) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no Material Adverse Change of the Manager whether or not arising from transactions in the ordinary course of business.

          (b) This Agreement and the Management Agreement to be entered into on or prior to the Closing Date between the Company and the Manager, and the Clarion Capital Sub-

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Advisory Agreement (the "Clarion Agreement") to be entered into on or prior to the Closing Date between the Manager and Clarion Partners, LLC, and the transactions contemplated herein and therein have been duly and validly authorized by the Manager and this Agreement has been, and each of the Management Agreement and the Clarion Agreement has been or will be, duly and validly executed and delivered by the Manager. [Representation and warranty may be expanded to cover additional agreements, if any, with the Manager.]

          (c) The execution, delivery, and performance of this Agreement, the Management Agreement and the Clarion Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager pursuant to any agreement, instrument, franchise, license or permit to which the Manager is a party or by which it or any of its properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Manager or
(iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Manager or any of its properties or assets, except, with respect to clauses (i) and (iii) above, for those violations or conflicts that would not have a Material Adverse Effect on the Manager, or a material adverse effect on the transactions contemplated by this Agreement. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Manager or any of its properties or assets is required for the execution, delivery and performance of this Agreement by the Manager.
[Representation and warranty may be expanded to cover additional agreements, if any, with the Manager.]

          (d) The Manager has been duly organized and is validly existing as a limited liability corporation in good standing under the laws of the State of New York. The Manager has been duly qualified and is in good standing as a foreign corporation, in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect on the Manager or a material adverse effect on the transactions contemplated by this Agreement. The Manager has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for the absence of which in the aggregate would not have a Material Adverse Effect on the Manager or a material adverse effect on the transactions contemplated by this Agreement, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

          (e)  The Manager has no subsidiaries.

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

          (f) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Manager is a party or to which any property of the Manager is subject or which is pending or, to the knowledge of the Manager, contemplated against the Manager which might result in any Material Adverse Change of the Manager, which might materially and adversely affect the transactions contemplated by this Agreement or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

          (g) The Manager has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

          (h) The Manager has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it, except insofar as the failure to file such returns would not have a Material Adverse Effect on the Manager or a material adverse effect on the transactions contemplated by this Agreement. The Manager has made adequate charges, accruals and reserves in its financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Manager has not been finally determined, except to the extent of any inadequacy that would not have a Material Adverse Effect on the Manager or a material adverse effect on the transactions contemplated by this Agreement.

          (i) The Manager is insured by recognized financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks that the Manager believes are adequate to insure against potential losses, with such policies including, without limitation, policies covering errors and omissions and fidelity bonds. The Manager has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change of the Manager. The Manager has not been denied any insurance coverage for which it has sought or applied.

          (j) Except as otherwise disclosed in the Prospectus, there are no business relationships or related-party transactions of the type described in
Item 404 of Regulation S-K of the Commission involving the Company or its Subsidiaries and the Manager, except for such transactions that would be considered immaterial under such Item 404. The descriptions in the Prospectus under the caption "Certain Transactions with Related Parties" are complete and accurate in all material respects.

          (k) The Manager is not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act

          (l) The Manager is not and will not be a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.

          Any certificate signed by an officer of the Manager and delivered to the Representatives or their counsel shall be deemed to be a representation and warranty by the Manager as to the matters covered thereby.

     2.   Purchase, Sale and Delivery of the Shares.

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters, severally and not jointly, agree to purchase from the Company, at a purchase price per share of $_______, the number of Firm Shares set forth opposite the respective names of the Underwriters in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

          (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Bear Stearns, 245 Park Avenue, New York, New York, or at such other place as shall be agreed upon by you and the Company, at 10:00 a.m. on the third or fourth business day (as permitted under Rule 15c6-1 of the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Regulations")) (unless postponed in accordance with the provisions of Section 9 hereof following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Securities Act Regulations, the third or fourth business day (as permitted under Rule 15c6-1 of the Exchange Act Regulations) after the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by you and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in same-day funds, against delivery to you for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least 48 hours prior to the Closing Date. The Company will permit you to examine and package such certificates for delivery at least 24 hours prior to the Closing Date.

          (c) In addition, the Company hereby grants to the Underwriters the option to purchase up to 1,500,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time, in whole or in part, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least 48 hours prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least 24 hours prior to the Additional Closing Date.

          (d) The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

          (e) Payment for the Additional Shares shall be made by wire transfer in same-day funds at the office Bear Stearns, 245 Park Avenue, New York, New York, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

     3. Offering. Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

     4. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

          (a) The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information,
(iii) of the mailing or the delivery to the Commission for filing of the Prospectus or any amendment of or supplement to the Registration Statement or the Prospectus or any document to be filed pursuant to the Exchange Act during any period when the Prospectus is required to be delivered under the Securities Act, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (v) of the receipt of any comments or inquiries from the Commission relating to the Registration Statement or the Prospectus, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any post-effective amendment to the Registration Statement or use any amendment of or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Shares which differs from the prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations) to which the Representatives or counsel for the Underwriters shall reasonably object, and will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be.

          (b) If any event shall occur as a result of which the Prospectus would, in the judgment of the Underwriters or the Company include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Securities Act Regulations, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to you) which will correct such statement or omission or which will effect such compliance.

          (c) The Company has delivered to each of you one signed copy of the Registration Statement as originally filed, including exhibits and all amendments thereto, and the Company will promptly deliver to each of the Underwriters, from time to time during the period that the Prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus and the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request.

          (d) The Company will endeavor in good faith, in cooperation with you, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; provided, however, that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not so qualified, to execute a general consent to service of process or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (e) The Company will make generally available (within the meaning of Section 11(a) of the Securities Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs (or if such fiscal quarter is the Company's fourth fiscal quarter, not later than 90 days after the end of such quarter), an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Securities Act Regulations).

          (f) During the period of 180 days from the date of the Prospectus, the Company will not, directly or indirectly without your prior written consent, issue, sell, offer or agree to sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of, any shares of Common Stock (or any securities convertible into, exchangeable or exercisable for shares of Common Stock), other than the Company's sale of Shares hereunder, the Company's issuance of Common Stock upon the exercise of presently outstanding stock options, the grant of options under the Company's 1998 Stock Incentive Plan and the Company's issuance of Common Stock upon the exercise of stock options granted in connection with the offering contemplated hereby under the 1998 Stock Incentive Plan.

          (g) The Company will obtain the undertaking of each of its officers and directors, the Manager and its officers and directors, the purchasers in the private placement described in the

Prospectus under the caption "Private Placement," and such other persons as have been heretofore designated by you and listed on Schedule II attached hereto that, during the period of 180 days (or such shorter period as expressly agreed to by Bear Stearns) from the date of the Prospectus, each of them will not, directly or indirectly, without your prior written consent, issue, sell, offer or agree to sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of, any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for shares of Common Stock) other than in connection with Shares pledged pursuant to a lending arrangement under which the holder has defaulted and the lender is exercising its right to dispose of such Shares.

          (h) During a period of three years from the date of the Prospectus, the Company will furnish to you copies of (i) all reports to its stockholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange or quotation system.

          (i) The Company will apply the proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

          (j) If the Company elects to rely upon Rule 462(b) of the Securities Act Regulations, the Company shall file the Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) of the Securities Act Regulations by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) of the Securities Act Regulations.

          (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

          (l) The Company will continue to meet the requirements to qualify as a REIT and will not revoke its election to be a REIT unless and until the Board determines that such revocation is advantageous to the Company.

          (m) The Company will use its best efforts to effect the listing of the Common Stock on the NYSE.

          (n) The Company will not and will not allow any person authorized to act on the Company's behalf to take any action that would prevent the offering and sale of the Private Shares from complying in all respects with the requirements of all applicable securities laws or render unavailable the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof relied upon in making any offer or sale of the Private Shares, or the state securities or Blue Sky laws of any jurisdiction in which the Private Shares will be offered.

     5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement and the Agreement Among Underwriters) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Memorandum" and the fees of counsel in connection therewith and such counsel's disbursements in relation thereto, (iv) listing the Shares on the NYSE, (v) filing fees of the Commission and the National Association of Securities Dealers, Inc. (the "NASD"), (vi) the cost of printing certificates representing the Shares and
(vii) the cost and charges of any transfer agent.

     6. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Manager herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Stroock & Stroock & Lavan LLP ("Underwriters' Counsel") pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Manager of their respective obligations hereunder, and to the following additional conditions:

          (a) On the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission. The Prospectus shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) of the Securities Act Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing or transmittal.

          (b) On the Closing Date you shall have received the opinion of Shulman, Rogers, Gandal, Pordy & Ecker, P.A., Maryland counsel for the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

               (ii) The statements in the Prospectus under the caption "Certain Provisions of Maryland Law and the Company's Charter and Bylaws" and in Item 34 of the Registration Statement, to the extent that such statements constitute matters of law, summaries of legal matters, the Company's charter or bylaw provisions, legal proceedings, or legal conclusions, have been reviewed by such counsel and, as of the date of the Prospectus and as of the date hereof, fairly present and summarize, in all material respects, the matters referred to therein.

          (c) On the Closing Date you shall have received the opinion of Shearman & Sterling, counsel for the Company and the Manager, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) To their best knowledge and information, each of the Company and its Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except for where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect on the Company or a material adverse effect on the transactions contemplated by this Agreement.

               (ii) The Company has corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

               (iii) The Manager has been duly incorporated and is validly existing as a limited liability company in good standing under the laws of the State of New York.

               (iv) The Manager is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect on the Manager or a material adverse effect on the transactions contemplated by this Agreement.

               (v) The Manager has all requisite power and authority to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus.

               (vi) Each of the Corporate Subsidiaries has been duly organized and is validly existing as a corporation under the laws of the State of Delaware with corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus. The Operating Partnership has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware under the Delaware Revised Uniform Limited Partnership Act with partnership power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus.

               (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Description of Capital Stock." All of the outstanding shares of Common Stock are duly and validly authorized and issued, are fully paid and nonassessable. The issued and outstanding Shares to be delivered on the Closing Date have been duly authorized and, when delivered by the Company in accordance with this

     Agreement, will be validly issued and fully paid and nonassessable, and the issuance of the Shares is not subject to any preemptive rights, except as otherwise disclosed in the Prospectus. The Common Stock, including the Shares, conforms to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (viii) The Shares to be sold under this Agreement to the Underwriters are duly approved for listing on the NYSE, subject only to official notice of issuance, and such approval has been in effect since a date prior to the date of the Preliminary Prospectus.

               (ix) The Management Agreement and the transactions contemplated therein have been duly authorized by the Company and the Manager, and the Management Agreement has been duly authorized, executed and delivered by the Company and the Manager and constitutes the valid and binding agreement of the Company and the Manager, enforceable in accordance with its terms. The Clarion Agreement and the transactions contemplated therein have been duly authorized by the Manager, and the Clarion Agreement has been duly authorized, executed and delivered by the Manager and constitutes the valid and binding agreement of the Manager, enforceable in accordance with its terms.

               (x) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Manager and constitutes the valid and binding agreement of the Company and the Manager, enforceable in accordance with its terms.

               (xi) To the best of their knowledge and information, except as disclosed in the Prospectus, there are no actions, suits, proceedings or investigations pending or threatened against or affecting the Company, the Subsidiaries or the Manager or any of their respective properties or businesses, at law or in equity, or before any government or administrative body or agency, in the State of New York, which, alone or in the aggregate, could result in any Material Adverse Effect or challenge the right, power, authority or ability of the Company, the Subsidiaries or the Manager to carry out the transactions contemplated in each of the Registration Statement, the Underwriting Agreement, the Management Agreement and the Clarion Agreement.

               (xii) No consent, approval, authorization or order of, or qualification with any governmental body or agency of the United States of America or the State of New York is required for the issuance and sale of the Shares by the Company pursuant to the Underwriting Agreement or the performance by the Company or the Manager of its respective obligations under the Underwriting Agreement, the Management Agreement and the Clarion Agreement or the consummation by the Company, the Subsidiaries or the Manager of the transactions contemplated thereby, except (x) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (y) such as have been obtained or made under the Securities Act or the rules of the New York Stock Exchange.

               (xiii) The execution and delivery by the Company and the Manager of the Underwriting Agreement, the Management Agreement and the Clarion Agreement (to which either is a party) and the consummation of the transactions contemplated thereby and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds"), and the performance by the Company and the Manager of their respective obligations under the Underwriting Agreement, the Management Agreement and the Clarion Agreement, each in accordance with its terms, do not, to our knowledge, constitute a violation of or a default under any material contracts of the Company and the Manager previously identified to us, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of its Subsidiaries or the Manager pursuant to any agreement, instrument, franchise, license or permit known to such counsel to which the Company, the Subsidiaries or the Manager is a party or by which any of such entities or their respective properties or assets may be bound that is material to the Company, any of its Subsidiaries or the Manager or violate or conflict with any provisions of the articles of incorporation or bylaws of the Company or its Subsidiaries or the certificate of incorporation or bylaws of the Manager. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company and the Manager of the Underwriting Agreement, the Management Agreement and the Clarion Agreement will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or the Manager.

               (xiv) The issuance and sale of the Shares by the Company, the execution and delivery of the Underwriting Agreement, the Management Agreement and the Clarion Agreement (to which either is a party) by the Company and the Manager, the compliance by the Company with all of the provisions of the Shares, the Underwriting Agreement and the Management Agreement, and the consummation by the Company of the transactions therein contemplated in accordance with the terms thereof, will not violate any Applicable Law or any Applicable Order. The term "Applicable Laws" means those laws, rules and regulations of the States of Maryland and New York and of the United States of America which, in the experience of such counsel, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, the Management Agreement and the Clarion Agreement, but without having made any special investigation concerning any other laws, rules or regulations. The term "Applicable Orders" means any administrative order or decree of any State of Maryland or New York or federal court or governmental authority or agency having jurisdiction over the Company or the Manager, the existence of which has been specifically disclosed to such counsel in writing prior to the date hereof.

               (xv) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and schedules and other financial data included therein or omitted therefrom, as to which no opinion need be expressed) complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations.

               (xvi) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the Securities Act, and to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement or the Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings therefor have been instituted or are pending or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act Regulations has been made in the manner and within the time period required by such Rule.

               (xvii) To the best knowledge of such counsel and except as described in the Prospectus, no holder of securities of the Company has any rights to the registration of securities of the Company or securities of any other person that are convertible, exchangeable or exercisable for securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

               (xviii)   To the best knowledge of such counsel, the
     descriptions in the Prospectus under the caption "Certain Relationships and Related Party Transactions and Conflicts of Interest" are complete and accurate in all material respects.

               (xix) The Company has been organized in conformity with the requirements for qualification as a REIT under Sections 856 through 860 of the Code, and, to the best knowledge of such counsel, the Company has not taken any action that would prevent it from qualifying as a REIT under the Code, and the Company conducts its operations in a manner so as to enable it to elect to be qualified, and thereafter maintain its qualification, as a REIT under the Code.

               (xx) The Company is not, and after giving effect to the issue and sale of the Shares by the Company and the application of the proceeds of the offering contemplated hereby as described under "Use of Proceeds" in the Prospectus will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to
     Section 15(a) of the Exchange Act. The Manager is not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.

               (xxi) The statements in the Prospectus under the captions "Risk Factors-- REIT Asset and Income Requirements May Limit the Company's Investments," " -- REIT Distribution Requirements May Limit the Company's Operations," " -- Phantom Income May Result in Additional Tax Liability," " -- Taxable Mortgage Pool Risk; Increased

     Taxation to Stockholders," " -- Failure to Maintain Investment Company Act Exemption Would Adversely Affect Results of Operations," " -- Ownership Limitation May Restrict Business Combination Opportunities," "Federal Income Tax Considerations," "ERISA Considerations," and "Description of Capital Stock" to the extent that such statements constitute matters of law, summaries of legal matters, the Company's charter or bylaw provisions, legal proceedings, or legal conclusions, have been reviewed by such counsel and, as of the date of the Prospectus and as of the date hereof, fairly present and summarize, in all material respects, the matters referred to therein.

               (xxii) Each of the Purchase Agreements and the transactions contemplated therein have been duly and validly authorized by the Company and the Purchase Agreement have been duly and validly executed and delivered by the Company and constituted, upon their execution, valid and binding agreements of the Company, enforceable in accordance with their terms.

               (xxiii)   Based upon the prospective Purchasers'
     representations contained in the Purchase Agreements and assuming the offer and sale of the Private Shares has been conducted in the manner prescribed by the Purchase Agreements, the offer and sale of the Private Shares is exempt from the registration requirements of the Securities Act. The offer and sale of the Private Shares should not be integrated with the offering of the Shares pursuant to the Registration Statement.

          In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company and the Manager, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, and they have not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (except for financial statements and schedules and other financial statistical data included therein or omitted therefrom, as to which such counsel need express no opinion) or any subsequent amendment thereof made prior to the Closing Date as of the date of such amendment contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need express no opinion) as of its date (or any subsequent amendment thereof or subsequent supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of the United States, New York and any other jurisdictions in which they are admitted to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; provided, that such opinion shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them. In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Manager and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the existence or good standing of the Company, the Subsidiaries and the Manager; provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel and such opinion shall state that such counsel and the Underwriters are justified in so relying upon any such certificate. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

          (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company on behalf of the Company and a certificate of the Chief Executive Officer and Chief Financial Officer of the Manager on behalf of the Manager, each dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company and the Manager, respectively, set forth in Section 1 hereof are true and correct, (iii) as of the Closing Date the obligations of the Company and the Manager, respectively, to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and the Manager have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any Material Adverse Change of the Company or the Manager, except in each case as described in or contemplated by the Prospectus.

          (f) You shall have received at the time this Agreement is executed and at the Closing Date, a letter from Deloitte & Touche LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, respectively, addressed to the Underwriters and in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to financial statements and certain information of the Company and its subsidiaries contained in the Registration Statement and the Prospectus.

          (g) Prior to the Closing Date the Company and the Manager shall have furnished to you such further information, certificates and documents as you may reasonably request.

          (h) You shall have received from each person who is a director or officer of the Company, the Manager and its officers and directors, the purchasers in the private placement described in the Prospectus under the caption "Private Placement," and such other persons as have been heretofore designated by you and listed on Schedule II hereto an agreement to the effect that such person will not, directly or indirectly, without Bear Stearns prior written consent, issue, sell, offer or agree to sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant of an option to purchase or other disposition) of, any shares of Common Stock (or any securities convertible into, exchangeable or exercisable for shares of Common Stock) for a period of 180 days (or such shorter period as expressly agreed to by Bear Stearns) after the date of the Prospectus.

          (i) At the Closing Date, the Shares shall have been approved for listing on the NYSE.

          (j) On the Closing Date, the Company shall have delivered satisfactory evidence to the Underwriters that forthwith following receipt of the proceeds of the offering contemplated hereby, the Company will complete the purchase of the Initial Investments described under the caption "Investment Objectives and Policies--Initial Investments."

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone, telecopy, telex or telegraph, confirmed in writing.

     7.   Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case (i) to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein and (ii) with respect to any Preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense results from the fact that an Underwriter sold Shares to a person as to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof to such Underwriter and the loss, liability, claim, damage or expense of the Underwriters results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus as then amended. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

          (b) The Manager agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state thereunder a material fact required to be stated therein or necessary to make the statements thereunder not misleading; provided, however, that the Manager will not be liable in any such case (i) to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information to the Company by or on behalf of any Underwriter through you expressly for use therein and (ii) with respect to any Preliminary Prospectus to the extent that any such loss, liability, claim, damage or expense results from the fact that an Underwriter sold Shares to a person as to whom there was not sent or given, at or prior to written confirmation of such sale, a copy of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof to such Underwriter and the loss, liability, claim, damage or expense of the Underwriters results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus as then amended. This indemnity agreement will be in addition to any liability which the Manager may otherwise have including under this Agreement.

          (c) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending, against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement. The Company acknowledges that the statements set forth in the last paragraph of the cover page, the stabilization language on page 2 and the statements set forth in the first and ninth paragraphs under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, as originally filed or in any amendment thereof, any related Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

          (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7, except to the extent that it has been prejudiced in any material respect by such failure, or from any liability that it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless
(i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action,

(ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded (based on an opinion of counsel) that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

     8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Manager and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Manager any contribution received by the Company or the Manager from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or the Manager within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, the Manager and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Manager on the one hand and the Underwriters on the other hand from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Manager on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Manager on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and (y) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Manager on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Manager on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Manager on the one hand and the Underwriters on the other hand agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation (even if the

Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 8, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 8 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or the Manager within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or the Manager, as the case may be, subject in each case to clauses (i) and (ii) of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

     9.   Default by an Underwriter.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names on Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the nondefaulting Underwriters.

          (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement, or in the case of a default with respect to the

Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company or the Manager with respect thereto (except in each case as provided in Sections 5, 7(a), 7(b) or 8 hereof) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

          (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares or Additional Shares.

     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Manager contained in this Agreement, including the agreements contained in Section 5 hereof, the indemnity agreements contained in Section 7 hereof, and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, any of its officers and directors, the Manager or any controlling person of the Company or the Manager, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 hereof and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 9 or 11 hereof.

     11.  Effective Date of Agreement; Termination.

          (a) This Agreement shall become effective upon the execution of this Agreement.

          (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) if trading on the NYSE, the American Stock Exchange (the "AMEX") or the Nasdaq National Market ("Nasdaq") shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE, the AMEX or Nasdaq by such exchanges or by order of the Commission or any other governmental authority having jurisdiction; or (iii) if a banking moratorium has been declared by a state or federal authority; or (iv) there shall have occurred any Material Adverse Change with respect to the Company or the Manager; or (v) (A) if the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (B) if there shall have been such change in political, financial or economic conditions, if the effect of any such event in clause (A) or (B) in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

          (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telecopy, telex, or telegraph, confirmed in writing by letter.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to Section 9(b) or 11(b)(i), (ii), (iii) or (v) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for up to $______ of out-of-pocket expenses (including the fees and expenses of their counsel) incurred by the Underwriters in connection herewith.

     12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telecopied, telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Stephen M. Parish; if sent to the Company or the Manager, shall be mailed, delivered, telecopied, telexed or telegraphed and confirmed in writing to the Company or the Manager, 335 Madison Avenue, New York, New York 10017, Attention: Daniel L. Heflin.

     13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, the Manager and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The "term successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

     14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     If the foregoing correctly sets forth the understanding among you, the Company and the Manager, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

                              Clarion Commercial Holdings, Inc.

                              BY:
                                 ----------------------------------
                                   Name:
                                   Title:

                              Clarion Capital, LLC

                              BY:
                                 ----------------------------------
                                   Name:
                                   Title:

Accepted as of the date first above written:

Bear, Stearns & Co. Inc.
Lehman Brothers Inc.
Cibc Oppenheimer Corp.
Everen Securities, Inc.

On behalf of themselves and the other Under-writers named in Schedule I hereto.

Bear, Stearns & Co. Inc.

By:
   ------------------------------------------
     Name: Stephen Parish
     Title:    Senior Managing Director

                                                               SCHEDULE I


          Name of Underwriter                     Number of Firm
          -------------------                 Shares to be Purchased
                                              ----------------------
          Bear, Stearns & Co. Inc.............
          Lehman Brothers Inc.................
          CIBC Oppenheimer Corp...............
          EVEREN Securities, Inc..............























          Total...............................        10,000,000
                                                      ----------
                                                      ----------

                                                               SCHEDULE II



                                      II-1